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                                                                    EXHIBIT 23.5


                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 27, 1997 included in Grand Prix Association of Long Beach, Inc.'s Form 10-KSB for the period ended November 30, 1996 and to all references to our Firm included in this registration statement.

                                                  /s/ ARTHUR ANDERSEN LLP
                                                  -----------------------
                                                  ARTHUR ANDERSEN LLP

Los Angeles, California
September 24, 1997